UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 24, 2015
Date of Report (date of earliest event reported)

Copart, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-23255	94-2867490
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

     The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

     On February 24, 2015, Copart, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2015, which ended January 31, 2015. The full text of the press release is furnished herewith as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     The following exhibit is furnished herewith:

Exhibit
Number
Description
99.1	Press release, dated February 24, 2015 of Copart, Inc. announcing its financial results for the second quarter of fiscal year 2015, which ended January 31, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2015	Copart, Inc.

	By:	/s/ William E. Franklin
William E. Franklin
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release, dated February 24, 2015, of Copart, Inc. announcing its financial results for the second quarter of fiscal year 2015, which ended January 31, 2015.